SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 18, 2010

ENTECH  SOLAR, INC.
(Exact Name of Registrant as specified in charter)

Delaware                                              0-16936                                         33-0123045
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(State or other jurisdiction of incorporation)        (Commission File Number)            (IRS Employer Identification No.)

         13301 Park Vista Boulevard, Suite 100, Fort Worth, Texas                                     76177
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                    (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:   817/ 224-3600

                                                             N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

(__) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
(__) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
(__) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
(__) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGMENTS OF CERTAIN OFFICERS.

On February 18, 2010, The Quercus Trust, as the sole stockholder of Series D Convertible Preferred Stock of Entech Solar, Inc. (the “Company”) elected and appointed Lawrence Kaufman to the Board of Directors (the “Board”) of the Company.  Dr. Kaufman will serve as a “Preferred Stock Director” as provided for in the Company’s Certificate of Designations, Preferences and Rights of Series D Convertible Preferred Stock.  In addition to serving as a member of the Board, the Board has appointed Dr. Kaufman (Chair), along with David Field, as members of the Audit Committee of the Board.  In connection with Dr. Kaufman’s and Mr. Field’s appointment to the Audit Committee, and due to his new role as Chief Executive Officer of the Company, David Gelbaum has resigned from his position as a member of the Audit Committee of the Board.  Mr. Gelbaum will continue to maintain his position as Chairman of the Board.

Dr. Kaufman is currently President & CEO and director of Lightwave Power, Inc., a partner in The Pinnacle Acquisition Group, and a director of Sionex Corporation and Memsic, Inc. He holds a B.S. degree from Rensselaer Polytechnic Institute and a Ph.D. degree in Physics from Tufts University.  Dr. Kaufman also holds an Executive Development Certification from Yale University and a Professional Director Certification awarded by the Corporate Directors Group.

Dr. Kaufman is not a party to any transaction requiring disclosure pursuant to Item 404(a) of Regulation S-K.  Dr. Kaufman will receive the Company’s standard director compensation, including payments for attendance at Board and committee meetings.

ITEM 9.01   Financial Statements and Exhibits.

Exhibits.

Exhibit Number	Description of Exhibit

99.1	Entech Solar, Inc. press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTECH SOLAR, INC.

By:	/s/ Sandra J. Martin
Chief Financial Officer

Dated: February 23, 2010

Exhibits.

Exhibit Number	Description of Exhibit

99.1	Entech Solar, Inc. press release.